EXHIBIT 10.29





                      AMENDED AND RESTATED
              DEED OF TRUST AND SECURITY AGREEMENT

                               by

                    PANDA-BRANDYWINE, L.P.,
                            Grantor

                               to

                CHICAGO TITLE INSURANCE COMPANY,
                            Trustee

                   for the use and benefit of

                      FLEET NATIONAL BANK
          (formerly known as Shawmut Bank Connecticut,
                     National Association),
                 as Security Agent, Beneficiary





                 Dated as of December 18, 1996




                   THE PRINCIPAL SUM SECURED
         BY THIS DEED OF TRUST AND SECURITY AGREEMENT
                        IS $130,000,000


             Real Property Located in the County of
                   Prince George's, Maryland



After recording please return to:

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, NY  10017-3909
     Attention:  Janet Lapidus, Esq.



                       TABLE OF CONTENTS
                                                             Page

                            ARTICLE I

                GENERAL COVENANTS AND AGREEMENTS                9

1.01  Instruments of Further Assurance; Filing and Recording    9

1.02  Warranties of Title                                      10

1.03  General                                                  10

1.04  Insurance                                                12

1.05  Monthly Payment of Assessments                           12

1.06  Performance of Grantor's Obligations                     12

1.07  Additional Advances and Readvances From Beneficiary      13

1.08  Agreements Between Grantor and Beneficiary               14

1.09  Continuance of Use                                       14

1.10  Leases                                                   14

1.11  Alterations of Security                                  15

1.12  Liability of Grantor                                     15

1.13  No Waiver of Remedies                                    15


                         ARTICLE II

                 REMEDIES UPON EVENT OF DEFAULT                16

2.01  Events of Default                                        16

2.02  Remedies                                                 16

2.03  Applications of Proceeds; Effect of Sale                 18

2.04  Abandonment of Sale                                      18

2.05  Right to Purchase                                        18

2.06  Waiver of Marshalling, etc.                              18

2.07  Remedies not Exclusive                                   19

2.08  Limitation of Liability                                  19


                         ARTICLE III

                            GENERAL                            19

3.01  No Waiver                                                19

3.02  Notices                                                  19

3.03  Successors and Assigns                                   19

3.04  Indemnity                                                20

3.05  Severability                                             20

3.06  Fixture Filing                                           20

3.07  GOVERNING LAW                                            20

3.08  No Merger                                                20

3.10  Successor Trustee                                        21

3.11  Actions of Trustee                                       21

3.12  Trustee as Attorney                                      21

3.13  Incapacity or Absence from State                         21

3.14  Certain Rights of the Power Purchaser                    21

Schedule 1     Legal Description of Site
Schedule 2     UCC-1 Financing Statements



                      AMENDED AND RESTATED
              DEED OF TRUST AND SECURITY AGREEMENT

          THIS AMENDED AND RESTATED DEED OF TRUST AND SECURITY AGREEMENT, dated as of December 18, 1996 by PANDA-BRANDYWINE, L.P., a Delaware limited partnership (the "Grantor"), having an address at 4100 Spring Valley, Suite 1001, Dallas, Texas 75244, to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation having an address at 19 East Fayette Street, Baltimore, Maryland 21202 (the "Trustee"), for the use and benefit of FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), a national banking association, in its capacity as Security Agent under the Security Deposit Agreement (as defined below) (the "Beneficiary" or the "Security Agent"), for the benefit of the Owner Trustee (and, by collateral assignment, the Indenture Trustee, each as defined below) and General Electric Capital Corporation, a New York corporation ("GE Capital"). The address of the Beneficiary is 777 Main Street, Hartford, Connecticut 06115. References to this "Deed of Trust" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.



                     W I T N E S S E T H :

          WHEREAS, Grantor, Panda Brandywine Corporation, a Delaware corporation and the sole general partner of Grantor (the "General Partner") and GE Capital entered into that certain Construction Loan Agreement and Lease Commitment dated as of March 30, 1995 (the "Construction Loan Agreement") pursuant to which GE Capital (i) provided construction financing for the Project and (ii) issued the Letters of Credit as collateral security for certain obligations of the Partnership under the Power Purchase Agreement;

          WHEREAS, Grantor, Trustee and Beneficiary, for the benefit of the Owner Trustee and GE Capital, entered into the Deed of Trust and Security Agreement dated as of March 30, 1995 which was recorded on April 12, 1995 in Liber 2078, Folio 447 in the Land Records of Charles County, Maryland, and in Liber 10100, Folio 232 in the Land Records of Prince George's County, Maryland, as modified by (i) that certain Partial Release dated October 30, 1996 and recorded in Liber ____, Folio ____ in the Land Records of Charles County, Maryland, and Liber ____, Folio ____ in the Land Records of Prince George's County, Maryland,
(ii) the letter concerning the release of assigned agreements from the Owner Trustee to the Partnership and the Power Purchaser dated October 30, 1996 and (iii) that certain Partial Release dated as of December 18, 1996 and recorded in the Land Records of Charles County, Maryland and the Land Records of Prince George's County, Maryland immediately prior to the recording of this Deed of Trust (as further amended, supplemented or otherwise modified prior to the date hereof, the "Existing Deed of Trust") to secure the payment and performance by Grantor of all of its obligations to the Owner Trustee and GE Capital;

          WHEREAS, as contemplated by the Construction Loan Agreement, Grantor and the Owner Trustee have entered into a lease of the Facility and certain related documents on the date hereof pursuant to which, among other things, the Owner Trustee will lease the Facility to Grantor;

          WHEREAS, GE Capital has elected to fund the lease of the Facility with non-recourse indebtedness as a leveraged lease and, pursuant to Section 3.14 of the Existing Deed of Trust, the parties hereto have agreed to amend and restate the Existing Deed of Trust subject to the terms and conditions provided herein;

          WHEREAS, contemporaneously with the execution and delivery hereof, the Owner Trustee is entering into an Indenture with the Indenture Trustee (as defined below) which, among other things, provides for the issuance of, and equal and ratable security for, the Loan Certificates;

          WHEREAS, Grantor and GE Capital are entering into the Letter of Credit Reimbursement Agreement to provide for the continued issuance by GE Capital of the Letters of Credit;

          WHEREAS, it is a condition precedent to the performance of certain obligations on the Lease Closing Date that the parties shall have executed and delivered this Amended and Restated Deed of Trust which amends and restates the Existing Deed of Trust in all respects;

          WHEREAS, the parties hereto desire to execute this Deed of Trust to satisfy the condition described in the preceding recital;

          WHEREAS, this Deed of Trust secures the same indebtedness and obligations as the Existing Deed of Trust (other than certain indebtedness and obligations secured by the Existing Deed of Trust which have been paid or satisfied prior to the date of this Deed of Trust), and all applicable transfer and recording taxes with respect to the Existing Deed of Trust have been paid in full;

          WHEREAS, pursuant to the terms of the Amended and Restated Security Deposit Agreement, dated as of the date hereof among Beneficiary, Grantor, the Owner Trustee and the Indenture Trustee, Beneficiary has agreed to act as security agent on behalf of GE Capital, the Owner Trustee and the Indenture Trustee and to hold the Collateral for the benefit of GE Capital and the Owner Trustee (and, by collateral assignment, the Indenture Trustee);

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of the date hereof (the "Participation Agreement"), among Grantor, the General Partner, GE Capital, Fleet National Bank, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee", including any successor owner trustee appointed in accordance with the terms of the Trust Agreement and the Participation Agreement) under the Trust Agreement and as Security Agent under the Security Deposit Agreement, Credit Suisse, as administrative agent (the "Administrative Agent") and First Security Bank, National Association, not in its individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture, and the other entities listed on Schedule I to the Participation Agreement (the "Loan Participants");

          NOW, THEREFORE, to secure (i) the unpaid principal amount of, and accrued interest on (including, without limitation, interest accruing after the maturity of the LOC Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the LOC Reimbursement Obligations; (ii) all rent and other amounts which may be payable by Grantor to GE Capital or the Owner Trustee under any lease of the Facility, the Participation Agreement and the Reimbursement Agreement; and (iii) the payment and performance of all other indebtedness, liabilities and obligations of Grantor to Beneficiary, GE Capital, the Owner Trustee, the Administrative Agent, the Indenture Trustee, the Loan Participants, the Trustee and any other Indemnitee, in each case whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, under, arising out of or in connection with this Deed of Trust, any lease of the Facility, the Reimbursement Agreement, the Participation Agreement, any other Collateral Security Document, any other Financing Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnitees, costs, expenses (including without limitation fees and disbursements of counsel) or otherwise (the items set forth in clauses (i), (ii) and (iii), collectively, the "Lessee Obligations"), and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, GRANTOR, INTENDING TO BE LEGALLY BOUND, DOES HEREBY GRANT, BARGAIN, SELL, CONVEY, WARRANT, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, SET OVER AND CONFIRM UNTO TRUSTEE, IN TRUST WITH THE POWER OF SALE FOR THE USE AND BENEFIT OF BENEFICIARY (FOR THE BENEFIT OF GE CAPITAL AND THE OWNER TRUSTEE, AND BY COLLATERAL ASSIGNMENT, THE INDENTURE TRUSTEE) AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND GRANTS TO TRUSTEE AND BENEFICIARY (FOR THE BENEFIT OF GE CAPITAL AND THE OWNER TRUSTEE, AND BY COLLATERAL ASSIGNMENT, THE INDENTURE TRUSTEE) AND ITS SUCCESSORS AND ASSIGNS A SECURITY INTEREST IN, UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE OF MARYLAND, THE FOLLOWING DESCRIBED PROPERTY, WHETHER NOW OWNED OR HEREAFTER ACQUIRED (collectively, the "Trust Property"); provided, however, that the maximum principal sum secured by this Deed of Trust or upon any contingency which may be secured hereby at any time is $130,000,000, and $4,377,660.76 of the amount secured was purchase money for the Site (as defined below) and certain easements located in Prince George's County, Maryland, and $316,193.94 of the amount secured was purchase money for certain easements located in Charles County, Maryland:

          (i) All right, title and interest of Grantor in and to the tracts of land described in Schedule 1 attached hereto and made a part hereof (the "Site");

          (ii) all the estate, right, title, claim or demand whatsoever of Grantor, in possession or expectancy, in and to the Real Estate (as defined below) or any part thereof;

          (iii) all right, title and interest of Grantor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditament and appurtenances belonging, relating or appertaining to the Real Estate (as defined below), and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

          (iv) all right, title, estate and interest of Grantor in or to any and all present and future buildings and improvements now or hereafter erected on the Site and all fixtures, attachments, appliances, equipment, machinery, and other articles now or subsequently attached to said buildings and improvements or used in connection with the operation of the Facility to be located on the Site (all of the items enumerated in this clause (iv) being collectively referred to as the "Improvements"; the Site and the Improvements, collectively, the "Real Estate");

          (v) all right, title, interest and estate of Grantor now owned or at any time hereafter acquired in and to the Facility, including all fixtures, equipment and personalty (collectively called the "Equipment"), now or at any time hereafter located in or used in connection with the use of the Real Estate or located in, used in connection with, or constituting a part or component of, the Facility (excluding any metering equipment owned by the Power Purchaser), including, without being limited to, the Distilled Water Facility, all fuel handling equipment, fuel receiving and storage, fuel reclaim and boiler feed equipment, metering and storage equipment, boiler and related equipment, auxiliary boiler and related equipment, steam turbine and generator together with their dedicated auxiliaries, fuel water systems, condensing cooling towers, emission and wastewater control equipment, compressed air and related equipment, fire protection equipment, central control equipment, dynamos, generators, engines, ducts, switchboards, controls, motors, belting, gas and electric fixtures, bulbs, apparatus, machinery, fittings, appliances and appurtenances, burners, furnaces, heaters, boilers, pipes, pumps, radiators, fans and other power, heating, plumbing, hot water, sanitary, drainage and ventilating apparatus and equipment, air conditioning and cooling systems and equipment, water cooling and condensing apparatus and equipment, call systems and other communications systems, fuel conveyors, incinerators, incinerating fixtures and equipment, and all other articles, equipment, appliances, implements, devices and accessories or things whatsoever (including any and all accessions to, proceeds of, replacements of and substitutions for the Equipment), used or to be used, or placed or to be placed, in the Improvements, or located in, used in connection with, or constituting a part or component of, the Facility, whether herein enumerated or not, and whether or not affixed to the Improvements, and which are used or useful in the operation and maintenance of the Facility, the Improvements or the Equipment or in the activities conducted therein;

          (vi) all right, title and interest of Grantor in and to all substitutes and replacements of, and all additions and improvements to, the Site, the Improvements, the Equipment, the Facility and the remainder of the Real Estate, subsequently acquired by or released to Grantor or constructed, assembled or placed by Grantor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Grantor;

          (vii) all right, title and interest of Grantor in, to and under all leases, subleases, sub-subleases, subtenancies, assignments, occupancies, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Site, the Improvements, the Equipment, the Facility, any other part of the Real Estate or any part thereof, now existing or subsequently entered into by Grantor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of Grantor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Trust Property (collectively, the "Rents");

          (viii)    all trade names, trade marks, logos,
     copyrights, good will and books and records relating to or used in connection with the operation of the Trust Property or any part thereof;

          (ix) all unearned premiums under insurance policies now or subsequently obtained by Grantor relating to the Site, the Improvements, the Equipment, the Facility or any other part of the Real Estate, and Grantor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the tenant's interest under the Site Lease, the Improvements, the Equipment, the Facility or any other part of the Real Estate for the taking by eminent domain, condemnation or otherwise, of all or any part of the Site or any other part of the Real Estate, or any easement or other right therein;

          (x) all right, title and interest of Grantor in and to (i) all contracts from time to time executed by Grantor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or the Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or the Equipment or any part thereof or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options (collectively, the "Contracts"), any guarantees or letters of credit provided to Grantor to assure the performance by any party to any Contract and all moneys or amounts due or to become due under or with respect to any Contract (including all Special Payments), any damages arising out of or for breach or default in respect of any Contract, and all rights of Grantor to terminate any Contract or to perform or exercise any remedy thereunder or to exercise any election or option or to make any decision or determination or to give any notice, consent, waiver or approval or to take any other action in respect of any Contract;

          (xi) all right, title and interest of Grantor, in and to any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate, or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Beneficiary as provided in this Deed of Trust;

          (xii) all right, title and interest of Grantor in and to the accounts established and maintained pursuant to the Security Deposit Agreement, all Project Revenues and all cash, cash equivalents, instruments, letters of credit, investment and other securities deposited or required to be deposited with the Trustee or the Beneficiary pursuant to any provision of this Deed of Trust, the Security Deposit Agreement or any other Transaction Document, including, without limitation, the twelve (12) special, segregated and irrevocable Accounts (and all amounts deposited therein) established by the Beneficiary at Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), more specifically described as follows:

           Account Number:      Name of Account:

             0155330010         Revenue Account

             0155360010         Warranty Maintenance Reserve Account

             0155350010         Rent Reserve Account

             0155370010         Insurance and Condemnation Proceeds
                                   Account

             0155380010         Special Payment Account

             0155390010         Partnership Security Account

             0155400010         Distribution Reserve Account

             0155340010         Operation and Maintenance Reserve
                                   Account
             0155410010         Current Account

             0005130010         Completion Account

             0005133410         Interest Hedging Account

             0005132610         LOC Fee Account

          (xiii) all right, title and/or interest of Grantor in, to and under (A) all now or hereafter existing consents, licenses, building permits, other permits and governmental approvals, certificates of occupancy, authorizations and agreements relating to construction, ownership, management, completion, occupancy, use or operation of the Trust Property or any part thereof (collectively, the "Permits"), to the extent assignment hereunder does not violate the provisions of such Permits, and (B) all now or hereafter existing drawings, plans, specifications and similar or related items relating to the Real Estate or the Equipment or any part thereof (collectively, the "Plans");

          (xiv) all right, title and interest of Grantor in and to all "Accounts", "Chattel Paper", "Documents", "Instruments", "Equipment", "General Intangibles", "Goods" and "Inventory" (each phrase in quotations having the meaning given in the Uniform Commercial Code of the State of Maryland as in effect on the date hereof) and all other, if any, personal, real or mixed property of Grantor, now owned or hereafter acquired (the "Personal Property");

          (xv) all right, title and interest of Grantor in and to any and all other property that may from time to time, by delivery or by writing of any kind, be subjected to the lien hereof by Grantor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of the Trustee or the Beneficiary pursuant to this Deed of Trust, including, without limitation, all proceeds of any sales or other dispositions of all or part of the Trust Property, any such property being hereby assigned to the Trustee for the benefit of the Beneficiary and subjected or added to the lien or estate created by this Deed of Trust forthwith upon the acquisition thereof by Grantor, as fully as if such property were now owned by Grantor and were specifically described in this Deed of Trust and subjected to the lien and security interest hereof; and the Trustee for the benefit of the Beneficiary is hereby authorized to receive any and all such property as and for additional security hereunder;

          (xvi) all right, title and interest of Grantor in and to all the remainder or remainders, reversion or reversions, rents, revenues,issues, profits, royalties, income and other benefits derived from any of the foregoing, all of which are hereby assigned to Trustee, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the Lessee Obligations in accordance with the provisions of this Deed of Trust; and;

          (xvii) all right, title and interest of Grantor in and to all proceeds, products and other "Proceeds" (as such term is defined in the Uniform Commercial Code of the State of Maryland as in effect on the date hereof), both cash and noncash, and including those arising from the sale, lease, transfer or other use or disposition of any kind or nature, of the foregoing;

provided, however, that the execution and delivery of this Deed of Trust is for security only and shall not (a) transfer, pass or in any way affect or modify the liability or responsibility of Grantor under or in respect of any Contract, or (b) subject Beneficiary or Trustee to any liabilities or responsibilities of Grantor under or in respect of any Contract.

          Notwithstanding anything to the contrary contained herein, this Deed of Trust shall not be deemed to encumber any property that is perfected by the filing of the UCC-1 financing statements set forth on Schedule 2 attached hereto.

          TO HAVE AND TO HOLD the Trust Property, with all the privileges and appurtenances thereof, to Trustee, their successors and assigns for the uses and purposes set forth herein; PROVIDED NEVERTHELESS, that if all the Lessee Obligations shall be paid and performed in full, then this Deed of Trust shall be void and the Trustee shall, on receipt of a written request therefor from Beneficiary (A) release and discharge the lien of this Deed of Trust, (B) cause this Deed of Trust to be cancelled of record and (C) transfer and deliver to Grantor the Trust Property which is then subject to the lien of this Deed of Trust and is in the Trustee's possession or control; otherwise it shall remain in full force and effect.


                           ARTICLE I

                GENERAL COVENANTS AND AGREEMENTS

          1.01 Instruments of Further Assurance; Filing and Recording. (a) Grantor covenants that it shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such amendments or supplements hereto and such further acts, instruments and transfers as Beneficiary or Trustee may reasonably require for the curing of any defect in the execution or acknowledgment hereof or in the description of the Trust Property or for the better conveying, assigning, pledging and confirming unto Trustee or Beneficiary of the Trust Property conveyed, assigned and pledged hereunder or for properly evidencing or giving notice of the Lessee Obligations or of each lien and security interest securing payment of the Lessee Obligations.

          (b) Grantor covenants that (i) upon the execution and delivery of this Deed of Trust and thereafter, from time to time, it shall cause this Deed of Trust and each amendment and supplement hereto (or a memorandum with respect hereto or to such amendment or supplement) to be filed, registered and recorded and to be refiled, re-registered and re-recorded in such manner and in such places as may be required by Beneficiary, GE Capital, Owner Trustee or Trustee in order to publish notice of and fully to protect the lien of this Deed of Trust upon, and to perfect or continue the perfection of the security interests created by this Deed of Trust in, the Trust Property and (ii) it shall perform or cause to be performed from time to time any other act as required by law, and it shall execute or cause to be executed any and all instruments of further assurance that may be necessary for such publication, perfection, continuation and protection.

          (c) Grantor shall pay all filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Deed of Trust, any amendment or supplement hereto and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any amendment or supplement hereto or any instruments of further assurance.

          1.02 Warranties of Title. (a) Grantor warrants that it has good and marketable title to the Trust Property free and clear of any Lien other than Permitted Liens, and that it has good right to sell, mortgage and convey the same in manner and form as provided herein. Grantor shall forever warrant and defend the title to the Trust Property against the claims and demands of all persons whomsoever, except those claiming under Permitted Liens.

          (b) Grantor shall proceed with reasonable diligence to correct any defect in title to the Trust Property, and in this connection, should there exist upon the Trust Property any Lien, other than a Permitted Lien, or should any such Lien hereafter arise, then, unless Beneficiary is the only holder of such other Lien, or Beneficiary shall have given specific prior written consent to the creation or continuation thereof, Grantor shall promptly discharge and remove any such Lien from the Trust Property.

          1.03 General. For the purpose of better securing payment and performance of the Lessee Obligations, Grantor covenants and agrees with Beneficiary, for the use and benefit of Beneficiary, that:

          (a) Grantor shall permit, subject to its safety rules and regulations, Beneficiary, GE Capital and, for so long as the Indenture shall not have been discharged or terminated, the Indenture Trustee, and their respective agents, representatives and employees during normal business hours and upon reasonable prior notice to go upon, examine, inspect and remain on the Trust Property, and shall furnish Beneficiary, GE Capital and the Indenture Trustee all pertinent information in regard to the development and operation of the Trust Property as Beneficiary, GE Capital or the Indenture Trustee may reasonably request; and

          (b) Grantor shall notify Trustee, Beneficiary, GE Capital and, for so long as the Indenture shall not have been discharged or terminated, the Indenture Trustee, in writing promptly of the commencement of any legal proceedings of which it has knowledge affecting title to, or the lien or security interest of this Deed of Trust upon, the Trust Property or any part thereof and shall take such action as may be necessary to preserve Trustee's and Beneficiary's rights affected thereby; and

          (c) Promptly upon demand by Trustee, Beneficiary, GE Capital or, for so long as the Indenture shall not have been discharged or terminated, the Indenture Trustee, Grantor shall pay all reasonable costs and expenses hereafter advanced or expended by Trustee, Beneficiary, GE Capital or the Indenture Trustee for legal services rendered in connection with the enforcement of any rights or remedies of Beneficiary hereunder, together with interest thereon at a rate per annum equal to the Overdue Rate from the fifth
     (5th) day following demand for payment of such advance or expenditure until paid; and

          (d) Grantor shall comply in all material respects with all laws, ordinances, rules, regulations and determinations of any arbitrator, court or other governmental authority affecting the Trust Property, including, without limitation, any applicable environmental, zoning or building, use and land use laws, ordinances, rules or regulations of any governmental authority, and any applicable covenants and restrictions, except as permitted pursuant to the Participation Agreement; and

          (e) Grantor shall pay the indebtedness secured by this Deed of Trust in accordance with the terms hereof and of the Reimbursement Agreement, any lease of the Facility and each other Transaction Document and shall perform in all material respects each term to be performed hereunder and under the Reimbursement Agreement, any lease of the Facility and each other Transaction Document;

          (f) Grantor shall comply in all material respects with the requirements of all, and shall not modify, amend or terminate any, easements and restrictive covenants which from time to time benefit or burden the whole or any portion of the Trust Property, and shall also comply in all material respects with the requirements of, and maintain, preserve, enforce and renew, all material rights of way, easements, grants, privileges, licenses, franchises and restrictive covenants which from time to time benefit or pertain to the whole or any portion of the Trust Property; and

          (g) Any lease or sublease of any portion of the Trust
     Property shall be subordinate to the lien of this Deed of Trust.

          1.04 Insurance. (a) Grantor shall maintain, or cause to be maintained, policies of insurance of the types, in the amounts and otherwise as required by subsection 6.6 of the Participation Agreement.

          (b) In the event of a sale of the Trust Property to Beneficiary under this Deed of Trust or other acquisition of the Trust Property or any part thereof by Beneficiary, such policies of insurance shall become the absolute property of Beneficiary, but receipt of any insurance proceeds and any disposition of the same by Beneficiary shall not constitute a waiver of any rights of Beneficiary, statutory or otherwise, and specifically shall not constitute a waiver of any remedies of Trustee or Beneficiary if an Event of Default (as defined below) shall occur and be continuing hereunder.

          1.05 Monthly Payment of Assessments. Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, Grantor shall pay to Beneficiary on a monthly basis as hereinafter set forth a sum equal to the municipal and other governmental real estate and personal property taxes and other assessments next due on the Trust Property and all premiums next due for fire and other casualty insurance required of Grantor hereunder, less all sums already paid therefor, divided by the number of months to elapse not less than one (1) month prior to the date when said taxes and assessments will become delinquent and when such premiums will become due. Grantor agrees that should there be insufficient funds so deposited with Beneficiary for said taxes, assessments and premiums when due, it will upon demand by Beneficiary promptly pay to Beneficiary amounts necessary to make such payments in full; any surplus funds may be credited toward future such taxes, assessments and premiums; and if Beneficiary shall have commenced foreclosure proceedings, Grantor agrees that Beneficiary may apply such funds toward the payment of the Lessee Obligations without causing thereby a waiver of any rights, statutory or otherwise, and specifically such application shall not constitute a waiver of any remedies hereunder. Grantor hereby assigns to Beneficiary all the foregoing sums so held hereunder for such purposes.

          1.06 Performance of Grantor's Obligations. Should Grantor fail to make any payment or do any act as and in the manner provided in this Deed of Trust, which failure lasts beyond any applicable notice and cure period or may materially impair Beneficiary's security hereof, Trustee or Beneficiary, without obligation so to do and without notice to or demand upon Grantor and without releasing Grantor from any Lessee Obligations, may make or do the same in such manner and to such extent as Trustee or Beneficiary may deem necessary to protect the security hereof. In connection therewith (without limiting its general powers), Trustee and Beneficiary shall each have and hereby is given the right, but not the obligation, upon the occurrence and during the continuance of an Event of Default (i) to enter upon and take possession of the Trust Property, (ii) to make additions, alterations, repairs and improvements to the Trust Property which it may consider necessary or proper to keep the Trust Property in good condition and repair; (iii) to appear and participate in any action or proceeding adversely affecting or which may adversely affect the security hereof or the rights or powers of Beneficiary; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt (other than Permitted Liens) which in the judgment of Trustee or Beneficiary may adversely affect the security of this Deed of Trust or be prior or superior hereto; (v) to procure insurance for risks covering Beneficiary's interest in the event Grantor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by subsection 1.04 of this Deed of Trust and subsection 6.6 of the Participation Agreement; and (vi) in exercising such powers, to pay reasonably necessary expenses, including engagement of counsel or other necessary or desirable consultants. Grantor hereby irrevocably constitutes and appoints Beneficiary and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact upon the occurrence and during the continuance of an Event of Default with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Beneficiary's discretion to take any and all action and to execute any and all instruments which Beneficiary may deem necessary or desirable for the purpose of carrying out the terms of this Deed of Trust and the Financing Documents. Upon demand of Trustee or Beneficiary, Grantor shall pay all reasonable costs and expenses advanced or expended by Trustee or Beneficiary in connection with the exercise by Trustee or Beneficiary of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys, reasonable attorneys' fees and expenses and insurance premiums, together with interest thereon at the Overdue Rate from the date of such advance or expenditure until paid.

          1.07 Additional Advances and Readvances From Beneficiary. Upon written request of Grantor, GE Capital may, subject to the terms of the Financing Documents, at its sole option, from time to time make advances and readvances to Grantor in addition to advances outstanding on the date hereof, whether or not pursuant to the Financing Documents or any other document, provided, however, that the total principal secured hereby and remaining unpaid, including any such advances, shall not at any one time exceed the sum of $130,000,000. If requested by Beneficiary, Grantor shall execute and deliver to GE Capital a note or other agreement evidencing each and every such further advance or readvance which may be made, and each and every such note or other agreement shall contain such terms and conditions as GE Capital may require. Grantor shall pay when due all such further advances or readvances with interest and other charges thereon, as applicable. Said further advances or readvances, each note and agreement evidencing the same, the Financing Documents and any lease of the Facility shall all be secured hereby. All provisions of this Deed of Trust shall apply to each further advance or readvance as well as to all other indebtedness secured hereby, including, without limitation, all indebtedness under the Financing Documents and any lease of the Facility. Nothing herein contained, however, shall limit the amount secured by this Deed of Trust if such amount is increased by advances made by GE Capital as herein elsewhere provided for to protect the security encumbered hereby.

          1.08 Agreements Between Grantor and Beneficiary. Any agreement hereafter made by Grantor and Beneficiary pursuant to this Deed of Trust shall be superior to the rights of the holder of any subsequent lien or encumbrance to the extent allowed by law.

          1.09 Continuance of Use. Grantor agrees that if at any time the then existing use or occupancy of the Site, the Facility or any other part of the Trust Property shall, pursuant to any zoning or other law, ordinance or regulation be permitted only so long as such use or occupancy shall continue, Grantor shall not cause or permit such use or occupancy to be discontinued without the prior written consent of Beneficiary and GE Capital.

          1.10 Leases. Grantor shall submit all Leases to Beneficiary, GE Capital, and, for so long as the Indenture shall not have been discharged or terminated, the Indenture Trustee, for their examination and approval in writing prior to the execution, delivery and commencement thereof, which approval shall not be unreasonably withheld or delayed; any Lease not so approved shall not be valid; and Grantor at its cost and expense, upon request of Beneficiary, shall cause any parties in possession of or using the Site, the Facility or any other part of the Real Estate under any such Lease to vacate and cease the use thereof immediately; and Grantor acknowledges that Beneficiary and GE Capital may from time to time at its option enter upon the Real Estate and take any other action in court or otherwise to cause such parties to vacate and cease using the Real Estate; the reasonable costs and expenses of Beneficiary in so doing shall be paid by Grantor to Beneficiary on demand thereof and shall be part of the indebtedness secured by this Deed of Trust as costs and expense incurred to preserve and protect the security; such rights of Beneficiary shall be in addition to all its other rights as beneficiary for breach by Grantor of the requirements of this Deed of Trust.

          1.11 Alterations of Security. Without affecting the liability of Grantor or any other person (except any person expressly released in writing) for performance of any Lessee Obligations secured hereby or for performance of any Lessee Obligation contained herein, in any lease of the Facility or in any other Financing Document, and without affecting the rights of Beneficiary, GE Capital or the Owner Trustee with respect to any security not expressly released in writing, Grantor agrees that Beneficiary, GE Capital or the Owner Trustee may at any time and from time to time, either before or after the Lease Termination Date and without notice or consent:

                    a. Release any person liable for payment or for performance of any of the Lessee Obligations;

                    b.  Exercise or refrain from exercising or
          waive any right Beneficiary, GE Capital or the Owner
          Trustee may have;

                    c.  Accept additional security of any kind; or

                    d.  Release or otherwise deal with any
          property and premises, real or personal, securing the Lessee Obligations, including all or any part of the Trust Property.

          1.12 Liability of Grantor. It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. Neither Trustee nor Beneficiary nor GE Capital nor the Owner Trustee shall have any obligation or liability under any Contract by reason of or arising out of this Deed of Trust or assignment to Trustee or Beneficiary of any payment relating to any Contract, nor shall Trustee or Beneficiary nor GE Capital nor the Owner Trustee be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiries as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          1.13 No Waiver of Remedies. Receipt of rents, awards, proceeds and any other moneys or evidences thereof, pursuant to the provisions hereunder, and any disposition of the same by Beneficiary shall not constitute a waiver of the power of sale, right of foreclosure, or any other remedy if an Event of Default shall occur and be continuing hereunder.


                           ARTICLE II

                 REMEDIES UPON EVENT OF DEFAULT

          2.01 Events of Default. Any of the following events shall be deemed an Event of Default hereunder:

          (a) Any Event of Default described in Section 6 of the Reimbursement Agreement or any event of default under any lease of the Facility (or other event which, pursuant to the terms of any lease of the Facility, would permit the lessor thereunder to exercise remedies in respect of the Facility) shall constitute an Event of Default hereunder;

          (b) It shall be an Event of Default hereunder if Grantor shall fail to perform any covenant or agreement contained or referred to herein to be performed by Grantor and, in the case of any affirmative covenant, such failure shall continue unremedied for a period of 30 days after written notice thereof from the Beneficiary to the Grantor.

          (c) It shall be an Event of Default hereunder if, without the prior written consent of Beneficiary, Grantor shall sell, assign, mortgage or otherwise transfer or encumber or be or become liable under any agreement for the lease, hire or use of any of the Trust Property, except in accordance with the terms and conditions hereof and of the Financing Documents.

          2.02 Remedies. (a) General. If an Event of Default shall have occurred and be continuing, then in any and each such event the aggregate of the Lessee Obligations and other sums secured hereby shall, either automatically or at the option of GE Capital, as provided in Section 6 of the Reimbursement Agreement, become due and payable immediately as fully and completely as if originally stipulated then to be paid, and the Owner Trustee and GE Capital may exercise the rights and remedies specified in any lease of the Facility, and the Trust Property shall be subject to the power of sale, foreclosure and such other action as may be available at law or in equity for the enforcement hereof and realization upon the Trust Property. Grantor, in accordance with the applicable rules of the Maryland Rules of Procedure or any Public General Law or Public Local Law of the State of Maryland relating to deeds of trust or mortgages, does hereby, for itself and its successors and assigns, grant to the Trustee the power of sale and assent to the passage and entry of a decree for the sale of the Trust Property by any circuit court having jurisdiction over the Trust Property. At the sole option of the Security Agent, any sale or foreclosure of the Trust Property may be combined with any sale or foreclosure of any other Collateral held by the Security Agent, including without limitation, under any security agreement between Grantor and the Security Agent.

          To the extent permitted under Maryland law and notwithstanding anything to the contrary hereinbefore provided, if an Event of Default shall occur and be continuing (regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the provisions hereof), Beneficiary shall have the option, but not the obligation, to exercise any one or more of the following remedies in addition to any other right, power or remedy provided for herein or at law or in equity: (i) cure such Event of Default itself; (ii) declare immediately due and payable all or any part of the Lessee Obligations; (iii) bring an action or proceeding, at law or in equity, to specifically enforce any provision contained herein; (iv) direct Trustee to exercise Trustee's power of sale with respect to the Trust Property in accordance with the Maryland Rules of Procedure and any other legal requirements affecting the Trust Property; Grantor assents to the passage of a decree for the sale of the Trust Property upon the occurrence and during the continuance of an Event of Default by any court having jurisdiction and Grantor authorizes and empowers Trustee, upon the occurrence and during the continuance of an Event of Default, to sell Grantor's interest in the Trust Property, in accordance with the Maryland Rules of Procedure and any other legal requirements affecting the Trust Property; no readvertisement of any sale shall be required if the sale is adjourned by announcement, at the time and place set therefor, of the time and place to which the same is to be adjourned ex parte; (v) take possession of, or obtain the appointment of a receiver for the purpose of taking possession of the Trust Property; and (vi) institute and maintain an action of judicial foreclosure against all or any part of the Trust Property (either for the entire Lessee Obligations or for such amounts as are then due and payable, subject to the continuing lien or estate of this Deed of Trust for the balance of the Lessee Obligations not then due and payable) conducted in accordance with the laws of the State of Maryland and the provisions hereof. The expenses (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby.

          (b) Possession of Mortgaged Property. Upon the occurrence and during the continuance of an Event of Default, each of Beneficiary and GE Capital may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Lessee Obligations enter into and upon the Trust Property and each and every part thereof and exclude Grantor and its agents and employees therefrom without liability for trespass, damage or otherwise (Grantor hereby agreeing to surrender possession of the Trust Property to Beneficiary upon demand at any such time) and use, operate, manage, maintain and control the Trust Property and every part thereof. Following such entry and taking of possession, Beneficiary shall be entitled, without limitation, (x) to lease all or any part or parts of the Trust Property for such periods of time and upon such conditions as Beneficiary may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Trust Property as Beneficiary or GE Capital shall deem appropriate as fully as Grantor might do.

          2.03 Applications of Proceeds; Effect of Sale. Beneficiary shall pay, distribute and apply the proceeds of any such sale or foreclosure first, to the payment of (i) all reasonable costs and expenses of such sale or foreclosure, including reasonable attorneys' fees and disbursements, trustee's commissions and auctioneer's commissions (as allowed by the appropriate rules of the courts), and the just compensation of Beneficiary for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, and (ii) all reasonable charges, expenses and advances incurred or made by Beneficiary or GE Capital in order to protect the lien and security interest of this Deed of Trust or the security afforded hereby, together with interest at the Overdue Rate, and second, to the Lessee Obligations in accordance with the terms of the Security Deposit Agreement. Said sale or foreclosure shall forever be a bar against Grantor, its legal representatives, successors and assigns, and all other persons claiming under any of them. It is expressly agreed that the purchaser may rely upon the recitals in each conveyance as full evidence of the truth of the matters therein stated, and, as to any purchaser, all lawful prerequisites to said sale shall be conclusively presumed to have been performed.

          2.04 Abandonment of Sale. If foreclosure should be commenced by Beneficiary, Beneficiary may at any time before the sale abandon the sale, and may at any time or times thereafter again commence foreclosure; and, irrespective of whether foreclosure is commenced by Beneficiary, Beneficiary may institute suit for collection of the Lessee Obligations.

          2.05 Right to Purchase. Beneficiary, GE Capital, the Owner Trustee, the Indenture Trustee or any Loan Participant shall have the right to become the purchaser at any sale made hereunder, by being the highest bidder, and credit upon all or any part of the Lessee Obligations shall be deemed cash paid for the purposes of this Article II.

          2.06 Waiver of Marshalling, etc. All rights of marshalling of assets or sale in inverse order of alienation, including any such rights with respect to the Trust Property in the event of foreclosure of any lien or security interest at any time securing the Lessee Obligations or any part thereof (including, without limitation, the lien and security interests hereby created), are hereby waived.

          2.07 Remedies not Exclusive. No lien, security interest, right or remedy in favor of Beneficiary granted in or secured by this Deed of Trust shall be considered as exclusive, but all liens, security interests, rights and remedies under this Deed of Trust shall be cumulative of each other, and of all others which Beneficiary, GE Capital or the Owner Trustee may now or hereafter have as security for the payment of the Lessee Obligations.

          2.08 Limitation of Liability. There shall be full recourse to Grantor and all of its assets for the liabilities of the Grantor under this Deed of Trust and the other Transaction Documents, but in no event shall any Partner, Affiliate of any Partner, or any officer, director or employee of Grantor, any Partner or their Affiliates or any holder of any equity interest in any Partner be personally liable or obligated for such liabilities of Grantor except as may be specifically provided in any other Transaction Document to which such Partner is a party or in the event of fraudulent actions, knowing misrepresentations, gross negligence or willful misconduct by Grantor, any Partner or any of their Affiliates in connection with the financing contemplated under the Transaction Documents. Subject to the foregoing limitation on liability, Beneficiary may sue or commence any suit, action or proceeding against any Partner or any Affiliate in order to obtain jurisdiction over Grantor in order to enforce its rights and remedies hereunder. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner or any Affiliate thereof in accordance with the terms of any other Transaction Document creating such liabilities and obligations to which such Partner or Affiliate is a party.


                          ARTICLE III

                            GENERAL

          3.01 No Waiver. No exercise by Beneficiary of, or delay by Beneficiary in exercising, any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver, or preclude the exercise of any such right or other right or remedy, including the right of foreclosure, if an Event of Default shall occur and be continuing.

          3.02 Notices. All notices, requests, demands and other communications hereunder shall be made in accordance with
Section 13.2 of the Participation Agreement, except that the addresses of Trustee and the Beneficiary shall be as shown on the first page of this Deed of Trust.

          3.03 Successors and Assigns. The covenants and agreements herein contained shall bind, and the benefits and advantages thereof shall inure to, the respective successors and assigns of Beneficiary, GE Capital, the Owner Trustee and the Indenture Trustee and the respective permitted successors and assigns of Grantor, subject nevertheless to the limitations on assignment by Grantor contained herein.

          3.04  Indemnity.  Grantor shall, subject to Section
2.08 hereof, indemnify and save Beneficiary, GE Capital, Owner Trustee, Indenture Trustee, Administrative Agent, each Loan Participant and Trustee harmless from and against and shall reimburse Beneficiary, GE Capital, Owner Trustee, Indenture Trustee, Administrative Agent, each Loan Participant and Trustee for, all liabilities, obligations, damages, fines, penalties, claims, demands, reasonable costs, charges, judgments and reasonable expenses (including reasonable attorneys' fees and expenses) which may be imposed upon or incurred or paid by or asserted against Beneficiary's, GE Capital's, Owner Trustee's, Indenture Trustee's, Administrative Agent's, each Loan Participant's or Trustee's interest in the Trust Property by reason of or in connection with any failure on the part of Grantor to perform or comply with any of the covenants and agreements contained herein or in the lease of the Facility or any other Transaction Document on its part to be complied with or performed. The provisions of this subsection 3.04 shall not in any way be affected by the absence in any case of any insurance or by the failure or refusal of any insurance company to perform any obligation on its part.

          3.05 Severability. If any obligation or portion of this Deed of Trust is determined to be invalid or unenforceable under law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof.

          3.06 Fixture Filing. This Deed of Trust is also a fixture filing with respect to the Personal Property which is to become fixtures and is to be recorded in the Land Records of Prince George's County. No inference should be drawn from this fixture filing that Beneficiary concedes that any Personal Property is or will become fixtures on the Real Estate. To the extent that this Deed of Trust is a fixture filing, it is merely precautionary.

          3.07  GOVERNING LAW.  THIS DEED OF TRUST SHALL BE
GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF MARYLAND.

          3.08 No Merger. Unless expressly provided otherwise, in the event that ownership of this Deed of Trust and title to the Trust Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid lien on the Trust Property for the amount secured hereby.

          3.10 Successor Trustee. Beneficiary shall have the right to appoint a substitute, or a successor trustee, to act as Trustee hereunder by written designation recorded among the land records of the city or county in the State of Maryland where this Deed of Trust is recorded. Such right shall extend to the appointment of other successor and substitute trustees successively until the Lessee Obligations hereby secured have been paid and performed in full or until the Trust Property is sold hereunder, and each substitute and successor trustee shall succeed to all of the rights and powers of the original Trustee named herein.

          3.11 Actions of Trustee. The Trustee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by it to be genuine and to have been signed by the party or parties purporting to sign the same. The Trustee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which it may do or refrain from doing in good faith nor generally shall the Trustee have any accountability hereunder except for his individual willful default.

          3.12 Trustee as Attorney. The Trustee may act hereunder and may sell and convey the Trust Property as herein provided although the Trustee has been, may now be or may hereafter be, attorney or agent of any beneficiary, in respect of any matter or business whatsoever.

          3.13 Incapacity or Absence from State. It is further understood and agreed that in the event of the disability of any Trustee, or of such Trustee's absence from the State of Maryland, the rights, powers, privileges, discretions, duties, obligations, and trust hereby created and reposed in the Trustee may be executed by any other Trustee (should there be more than one Trustee at any time) with the same legal force, effect and virtue as though executed by both or all of them.

          3.14 Certain Rights of the Power Purchaser. Nothing in this Deed of Trust shall be deemed to limit the provisions of the Consent of the Power Purchaser, which provisions are solely for the benefit of the Power Purchaser and not the Grantor. Without limiting the scope of the foregoing, the Trustee and the Security Agent agree, for the exclusive benefit of the Power Purchaser and not the Grantor, that the exercise of remedies or any similar action under this Deed of Trust is subject to, and shall be conducted in a manner consistent with, the Power Purchaser's rights under (i) the Consent of the Power Purchaser and (ii) the Power Purchase Agreement and the Transfer Agreement (to the extent such rights under the Power Purchase Agreement and the Transfer Agreement are not explicitly waived by the Power Purchaser in accordance with the terms of the Consent of the Power Purchaser).

          3.15 Assignment to Indenture Trustee. In order to secure the indebtedness evidenced by the Loan Certificates and certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Owner Trustee to the Indenture Trustee of all of its right, title and interest in, to and under this Deed of Trust, to the extent set forth in the Indenture, and for the creation of a Lien on and security interest in the Lessor's Estate in favor of the Indenture Trustee, and in furtherance thereof, Grantor and the Owner Trustee have entered into the Security Deposit Agreement. Grantor hereby acknowledges and consents to such assignment and such security interest and hereby acknowledges that to the extent set forth in the Indenture, the Indenture Trustee shall have the right in its own name (in certain cases together with the Owner Trustee and in other cases to the exclusion of the Owner Trustee, all as set forth in Section 3.10 of the Indenture) to direct the Beneficiary to take or refrain from taking action under this Deed of Trust, including the right (i) of the Beneficiary to exercise any election or option, and to make any decision or determination, and to give any notice, consent, waiver or approval under this Deed of Trust or in respect thereof, (ii) to exercise any and all of the rights, powers and remedies of the Beneficiary hereunder and (iii) to receive all moneys payable to the Beneficiary under this Deed of Trust. Grantor will make all payments hereunder in accordance with the Security Deposit Agreement.

          3.16 Amendment and Restatement. This Deed of Trust amends and restates the Existing Deed of Trust in its entirety. This Deed of Trust secures the same indebtedness and obligations as the Existing Deed of Trust (other than certain indebtedness and obligations secured by the Existing Deed of Trust which have been paid or satisfied prior to the date of this Deed of Trust). All applicable transfer and recording taxes with respect to the Existing Deed of Trust have been paid in full. The Existing Deed of Trust, as amended and restated hereby, is and shall remain in full force and effect.




          IN WITNESS WHEREOF, Grantor and Beneficiary have caused this instrument to be duly executed and delivered by their respective duly authorized representatives, as of the day and year first above written.


                              PANDA-BRANDYWINE, L.P.

                              By: Panda Brandywine Corporation,
                                  its General Partner

                              By:  /s/ William C. Nordlund
                                   Name:  William C. Nordlund
                                   Title:  Senior Vice President


                              FLEET NATIONAL BANK,
                              as Security Agent only, Beneficiary

                              By:  /s/ Kathy A. Larimore
                                   Name:  Kathy A. Larimore
                                   Title:  Assistant Vice President


                              CHICAGO TITLE INSURANCE COMPANY,
                              as Trustee

                              By:  /s/ Kenneth C. Cohen
                                   Name:  Kenneth C. Cohen
                                   Title:


          This is to certify that the within instrument was prepared under the supervision of the undersigned who is an attorney admitted to practice before the Court of Appeals of Maryland.


                                   __________________________
                                   Name:


STATE OF NEW YORK   )
                    :    ss.:
COUNTY OF NEW YORK  )

          PERSONALLY APPEARED on this 18th day of December, 1996, the above-named William C. Nordlund, Senior Vice President of PANDA BRANDYWINE CORPORATION, the general partner of PANDA-BRANDYWINE, L.P., a Delaware limited partnership, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said PANDA BRANDYWINE CORPORATION and PANDA-BRANDYWINE, L.P.

                              /s/ Catherine S. Konovaliv
                              Notary Public

          Type or print name: Catherine S. Konovaliv
                              Notary Public, State of New York
                              No. 01K05067234
                              Commission Expires, October 15, 1998


STATE OF NEW YORK   )
                    :    ss.:
COUNTY OF NEW YORK  )


      PERSONALLY APPEARED on this 18th day of December, 1996, the above-named Kathy A. Larimore, Assistant Vice President of FLEET NATIONAL BANK, a national banking association, as Security Agent only, Beneficiary, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said FLEET NATIONAL BANK, as Security Agent only, Beneficiary.



                              /s/ Catherine S. Konovaliv
                              Notary Public

          Type or print name: Catherine S. Konovaliv
                              Notary Public, State of New York
                              No. 01K05067234
                              Commission Expires, October 15, 1998



STATE OF New York  )
                    :    ss.:
COUNTY OF New York )


          PERSONALLY APPEARED on this 18th day of December, 1996, the above-named Kenneth C. Cohen, Vice President of CHICAGO
TITLE INSURANCE COMPANY, a national banking association, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said CHICAGO TITLE INSURANCE COMPANY.

                              /s/ Catherine S. Konovali
                              Notary Public

          Type or print name: Catherine S. Konovali
                              Notary Public, State of New York
                              No. 01K05067234
                              Commission Expires, October 15, 1998




                             Schedule 1
                        Description of Site


   [Reference Election District in Prince George's County]